UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2019

Annual Report

to Shareholders

DWS International Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights

30	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our Funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS International Growth Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS International Growth Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy and Process

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.

The Fund returned 0.16% and outperformed the –3.27% return for its benchmark, the MSCI All Country World ex USA Index, in the 12-month period ended August 31, 2019. The Fund also outpaced the index in the three-, five-, and ten-year periods ended on the same date.

International equities experienced a modest loss and above-average volatility over the past 12 months. After initially posting a narrow gain in September, stocks fell sharply for most of the fourth calendar quarter. During this time, investor sentiment was pressured by a variety of adverse developments, including the U.S.-China trade dispute and heightened uncertainty about the direction of U.S. Federal Reserve (Fed) policy in 2019. Additionally, mounting evidence of a slowdown in global growth fueled concerns of a possible recession and a resulting contraction in corporate earnings.

These worries largely dissipated in the early part of the New Year, and international equities embarked on an impressive rally that brought the

4	|	DWS International Growth Fund

index close to the level where it stood at the beginning of September. Sentiment improved as investors came to realize the prior fears about growth and trade may have been exaggerated. What’s more, the Fed shifted gears and began to indicate that its next move would be to cut interest rates (rather than raise them, as the markets had previously anticipated). After peaking in late April, stocks moved lower in volatile trading through the end of the period. The weaker showing for the markets in this span stemmed from renewed concerns about global growth and the day-to-day changes in the outlook for trade policy.

“Although the financial markets experienced heightened volatility in the past year, we maintained our usual, steady approach.”

Global currencies weakened against the U.S. dollar, reflecting the stronger relative growth of the U.S. economy. This factor accounted for the majority of the –3.27% loss for the benchmark. When measured in local currency terms instead of U.S. dollars, the index fell only 0.87%. Since the Fund is unhedged, it is also subject to the effect of currency movements.

The growth style outpaced value by a wide margin, as the prospect of an economic slowdown fueled renewed investor demand for companies with the ability to deliver accelerating profits. The MSCI ACWI ex USA Growth Index returned 0.00% in the 12-month period, compared with a return of –6.63% for the MSCI ACWI ex USA Value Index. This factor worked to the fund’s favor given the Fund’s growth style and the fact that the benchmark incorporates both the growth and value styles.

Fund Performance

Strong stock selection was the primary reason for the Fund’s outperformance over the past 12 months. The portfolio’s holdings outpaced the corresponding benchmark components in all but two of the market’s 11 major sectors (energy and communications services). We produced the best results in the information technology, financials, and industrials sectors, with smaller advantages in consumer staples and health care.

DWS International Growth Fund	|	5

At the individual stock level, the Canadian company Agnico Eagle Mines, Ltd. was the leading contributor to performance. Gold prices rose sharply once it became clear that world central banks were moving toward a more accommodative posture, boosting the outlook for the company’s bottom line. Shares of the Argentine IT services provider Globant SA rallied due to ongoing strength in its top-line growth. The company operates in a resilient technology spending category, and its continued innovations have helped it grow at a faster pace than its peers. Nestle SA, based in Switzerland, was an additional contributor of note. The company repositioned its product portfolio towards higher-growth categories in food and beverages such as coffee, pet care, infant nutrition, and bottled water. Pagseguro Digital, Ltd., a Brazilian payment company focused on micro merchants, also helped Fund performance. The combination of increasing interest in electronic payments in Brazil and the company’s focus on an under-served category (very small merchants), together with an expansion into additional banking products, were the key drivers of growth.

On the negative side, Fresenius Medical Care AG was the largest detractor from performance. The company surprised the market with two separate profit warnings, and it lowered its forward guidance in late 2018 due to its need for increased investment. SMCP SA, an apparel designer based in France, also hurt results. SMCP continued to generate strong growth, but protests in France disrupted sales in its home market. In addition, the uncertainty surrounding trade policy dampened enthusiasm for the company’s expansion in China. Canada Goose Holdings, Inc., which performed well for the Fund through November 2018, gave back some ground due weaker-than-expected guidance, the overhang from trade uncertainty, and rising expenses associated with new investments. The German chemicals producer Evonik Industries AG, which suffered from a challenging economic environment and weak pricing for certain products due to oversupply, was a further detractor.

Outlook and Positioning

Although the financial markets experienced heightened volatility in the past year, we maintained our usual, steady approach. We did not meaningfully alter the portfolio’s structure, and we continued to pursue a low-turnover strategy that was consistent with our long-term and highly disciplined approach to growth investing. In constructing the portfolio, we continued to emphasize a risk-balanced, bottom-up approach that incorporates both stable and dynamic growth stocks and sought

6	|	DWS International Growth Fund

diversification across market cap, regions, sectors, and corporate life cycles.

In terms of positioning, our bottom-up process led us to have largest overweights in technology, health care, consumer discretionary, and industrials. Conversely, the portfolio was underweight in energy, consumer staples, materials, financials, communication services, and utilities. At the geographic level, the Fund remained well diversified across all regions. Its leading overweights were in Germany, France, and Canada, and its largest underweights were in Japan and the United Kingdom. Although trade tensions remained a key risk at the close of the period, we continued to seek opportunities in the emerging markets on the belief that the category is likely to experience the strongest domestic demand over time.

Growth stocks, after having produced strong performance since the December 2018 lows, have become more richly valued as 2019 has progressed. Despite the wider valuation discrepancy versus the value style, we think companies with dynamic earnings growth continue to offer an attractive proposition relative to “safer” stocks with expensive valuations. With that said, we remain highly disciplined about the price we pay for growth. We maintain a focus on companies whose growth is driven by innovation, operational excellence, and underlying secular change, and thus should be less dependent on the economy. We also remain alert for opportunities created by the spread of technological innovation across other segments of the economy, including the industrials, financials, health care, and consumer sectors.

DWS International Growth Fund	|	7

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Mark Schumann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2003.

–	Portfolio Manager — European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI All Country World ex USA Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World ex USA Index includes both developed and emerging markets.

The MSCI ACWI ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI ACWI ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 26 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Underweight means the fund holds a lower weighting.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark.

8	|	DWS International Growth Fund

Performance Summary	August 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
Unadjusted for Sales Charge	0.16%	2.96%	6.49%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.60%	1.74%	5.86%
MSCI All Country World ex USA Index†	–3.27%	1.37%	4.71%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
Unadjusted for Sales Charge	–0.54%	2.19%	5.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.54%	2.19%	5.69%
MSCI All Country World ex USA Index†	–3.27%	1.37%	4.71%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
No Sales Charges	–0.07%	2.69%	6.18%
MSCI All Country World ex USA Index†	–3.27%	1.37%	4.71%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 8/31/19
No Sales Charges		0.56%	6.88%
MSCI All Country World ex USA Index†		–3.27%	6.68%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
No Sales Charges	0.45%	3.23%	6.77%
MSCI All Country World ex USA Index†	–3.27%	1.37%	4.71%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
No Sales Charges	0.53%	3.28%	6.81%
MSCI All Country World ex USA Index†	–3.27%	1.37%	4.71%

DWS International Growth Fund	|	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2018 are 1.24%, 1.97%, 1.57%, 0.87%, 0.93% and 0.85% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2013, the Fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Prior to October 1, 2017, the Fund operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS International Growth Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	R6 Class commenced operations on June 1, 2016.

†	MSCI All Country World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 26 Emerging Markets countries.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
8/31/19	$34.50	$32.45	$34.23	$34.56	$34.53	$34.55
8/31/18	$34.79	$32.70	$34.50	$34.85	$34.82	$34.85

Distribution Information as of 8/31/19
Income Dividends, Twelve Months	$.28	$.07	$.20	$.40	$.37	$.39

DWS International Growth Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/19	8/31/18
Common Stocks	98%	98%
Cash Equivalents	2%	2%
Convertible Preferred Stock	0%	0%
Other Investments	0%	0%
Warrants	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/19	8/31/18
Financials	19%	21%
Information Technology	16%	21%
Health Care	16%	15%
Industrials	15%	16%
Consumer Discretionary	15%	13%
Consumer Staples	7%	5%
Materials	5%	6%
Communication Services	5%	—
Energy	2%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/19	8/31/18
France	14%	11%
Germany	11%	15%
Canada	11%	9%
Switzerland	10%	9%
Japan	9%	8%
China	8%	9%
United States	7%	8%
Ireland	4%	1%
United Kingdom	4%	6%
Netherlands	4%	4%
Sweden	3%	3%
Luxembourg	1%	3%
Others	14%	14%
	100%	100%

12	|	DWS International Growth Fund

Ten Largest Equity Holdings at August 31, 2019 (24.6% of Net Assets)		Country	Percent
1	Lonza Group AG	Switzerland	3.4%
	Producer of chemicals and plastics
2	Brookfield Asset Management, Inc.	Canada	3.2%
	Asset management company focused on the real estate and power generation sectors
3	Deutsche Boerse AG	Germany	2.5%
	Provider of financial services
4	Experian PLC	Ireland	2.5%
	Offers credit and marketing services
5	Nestle SA	Switzerland	2.5%
	Multinational company that markets a wide range of food products
6	Ping An Insurance (Group) Co. of China Ltd.	China	2.3%
	Provides a variety of insurance services
7	LVMH Moet Hennessy Louis Vuitton SE	France	2.2%
	Diversified luxury goods group
8	DBS Group Holdings Ltd.	Singapore	2.1%
	Provider of banking and financing services
9	Agnico Eagle Mines Ltd.	Canada	2.0%
	Producer of gold
10	Globant SA	Argentina	1.9%
	Software solution company

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

DWS International Growth Fund	|	13

Investment Portfolio	as of August 31, 2019

	Shares	Value ($)
Common Stocks 97.3%
Argentina 2.0%

Globant SA*	108,500	10,299,905

Grupo Supervielle SA (ADR) (a)	133,000	327,180

(Cost $7,706,663)		10,627,085

Brazil 1.2%
Pagseguro Digital Ltd. “A”* (Cost $3,239,259)	125,300	6,259,988

Canada 10.5%

Agnico Eagle Mines Ltd.	165,100	10,322,160

Alimentation Couche-Tard, Inc. “B”	88,600	5,576,596

Brookfield Asset Management, Inc. “A” (a)	332,000	17,121,166

Canada Goose Holdings, Inc.* (a)	117,003	4,363,226

Canadian National Railway Co.	79,800	7,348,265

Gildan Activewear, Inc.	76,700	2,811,872

Toronto-Dominion Bank	146,000	7,917,380

(Cost $35,320,296)		55,460,665

China 8.1%

Alibaba Group Holding Ltd. (ADR)*	50,000	8,751,500

Luckin Coffee, Inc. (ADR)* (a)	111,348	2,349,443

Minth Group Ltd.	592,633	1,787,106

Momo, Inc. (ADR)	112,000	4,119,360

New Oriental Education & Technology Group, Inc. (ADR)*	40,328	4,573,195

Ping An Healthcare and Technology Co., Ltd. 144A* (a)	69,900	412,860

Ping An Insurance (Group) Co. of China Ltd. “H”	1,066,000	12,157,545

Tencent Holdings Ltd.	207,000	8,532,169

(Cost $30,881,080)		42,683,178

Denmark 0.4%
Chr Hansen Holding AS (Cost $1,871,886)	21,350	1,793,871

Finland 0.6%

Nordea Bank Abp	7,851	49,077

Sampo Oyj “A”	78,518	3,125,616

(Cost $3,842,142)		3,174,693

France 13.7%

Airbus SE	45,600	6,292,747

BNP Paribas SA	60,000	2,712,516

Capgemini SE	70,750	8,502,342

EssilorLuxottica SA	21,095	3,115,034

LVMH Moet Hennessy Louis Vuitton SE	28,500	11,374,831

Orpea	34,880	4,407,535

The accompanying notes are an integral part of the financial statements.

14	|	DWS International Growth Fund

	Shares	Value ($)

SMCP SA 144A*	266,037	3,609,231

Teleperformance	38,500	8,416,099

TOTAL SA	166,200	8,311,974

VINCI SA	93,000	10,183,033

Vivendi SA	199,600	5,577,627

(Cost $66,138,934)		72,502,969

Germany 11.1%

adidas AG	10,200	3,025,609

Allianz SE (Registered)	38,000	8,383,565

BASF SE	66,060	4,375,352

Continental AG	12,000	1,445,829

Deutsche Boerse AG	90,000	13,264,777

Deutsche Post AG (Registered)	87,000	2,863,889

Evonik Industries AG	186,600	4,770,255

Fresenius Medical Care AG & Co. KGaA	101,000	6,805,429

LANXESS AG	71,500	4,312,717

SAP SE	54,000	6,454,522

Siemens AG (Registered)	29,400	2,943,164

(Cost $61,701,047)		58,645,108

Hong Kong 0.9%
Techtronic Industries Co., Ltd. (Cost $1,463,460)	718,001	4,932,357

Ireland 4.1%

Experian PLC	430,800	13,219,826

Kerry Group PLC “A”	70,000	8,335,303

(Cost $13,900,330)		21,555,129

Japan 9.2%

Daikin Industries Ltd.	80,400	9,937,483

Fast Retailing Co., Ltd.	16,800	9,833,901

Hoya Corp.	90,100	7,334,060

Kao Corp.	36,900	2,662,873

Keyence Corp.	13,700	8,106,897

Komatsu Ltd.	95,100	2,013,695

MISUMI Group, Inc.	122,489	2,779,024

Mitsubishi UFJ Financial Group, Inc.	330,800	1,585,157

Pigeon Corp.	125,200	4,540,787

(Cost $43,900,036)		48,793,877

Korea 1.4%
Samsung Electronics Co., Ltd. (Cost $9,033,287)	202,000	7,338,153

Luxembourg 0.9%
Eurofins Scientific SE (a) (Cost $2,404,905)	10,700	4,901,646

Macau 0.9%
Sands China Ltd. (Cost $5,676,319)	1,070,800	4,847,141

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	15

	Shares	Value ($)

Malaysia 0.9%
IHH Healthcare Bhd. (Cost $4,445,595)	3,592,600	4,935,049

Netherlands 3.5%

Adyen NV 144A*	388	281,171

ASML Holding NV	23,300	5,192,256

Core Laboratories NV (a) (b)	26,600	1,053,094

ING Groep NV	534,868	5,123,983

Koninklijke Philips NV	143,000	6,750,908

(Cost $20,733,633)		18,401,412

Norway 0.7%
Mowi ASA (a) (Cost $1,730,463)	150,000	3,589,123

Singapore 2.1%
DBS Group Holdings Ltd. (Cost $9,810,544)	624,800	11,032,560

South Africa 1.1%
Naspers Ltd. “N” (Cost $5,743,328)	25,500	5,799,325

Sweden 2.7%

Assa Abloy AB “B”	213,000	4,456,094

Hexagon AB “B”	34,839	1,551,026

Nobina AB 144A	766,000	4,333,055

Spotify Technology SA* (b)	30,600	4,129,470

(Cost $14,179,879)		14,469,645

Switzerland 9.6%

Alcon, Inc.*	20,948	1,277,651

Julius Baer Group Ltd.*	39,600	1,570,558

Lonza Group AG (Registered)*	51,400	18,212,426

Nestle SA (Registered)	117,000	13,120,235

Novartis AG (Registered)	104,740	9,430,120

Roche Holding AG (Genusschein)	27,000	7,395,993

(Cost $33,743,495)		51,006,983

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $4,225,874)	698,000	5,749,817

United Kingdom 4.0%

Clinigen Healthcare Ltd.*	315,000	3,398,161

Compass Group PLC	225,250	5,719,677

Farfetch Ltd. “A”* (a) (b)	132,200	1,292,916

Halma PLC	173,500	4,163,983

Prudential PLC	376,500	6,287,293

(Cost $20,649,518)		20,862,030

The accompanying notes are an integral part of the financial statements.

16	|	DWS International Growth Fund

	Shares	Value ($)

United States 6.6%

Activision Blizzard, Inc.	83,400	4,220,040

EPAM Systems, Inc.*	44,200	8,456,786

Marsh & McLennan Companies, Inc.	58,500	5,843,565

MasterCard, Inc. “A”	26,300	7,400,031

NVIDIA Corp.	10,743	1,799,560

Schlumberger Ltd.	83,604	2,711,278

Thermo Fisher Scientific, Inc.	15,000	4,305,900

(Cost $19,686,229)		34,737,160
Total Common Stocks (Cost $422,028,202)		514,098,964

Convertible Preferred Stocks 0.1%
United States
Providence Service Corp. 5.5% (c) (Cost $572,300)	5,723	806,645

Other Investments 0.4%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	2,052,949

Securities Lending Collateral 4.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.04% (d) (e) (Cost $21,057,950)	21,057,950	21,057,950

Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 2.14% (d) (Cost $9,957,313)	9,957,313	9,957,313

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $453,615,765)	103.7	547,973,821
Other Assets and Liabilities, Net	(3.7)	(19,359,388)

Net Assets	100.0	528,614,433

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	17

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2019 are as follows:

Value ($) at 8/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2019	Value ($) at 8/31/2019
Securities Lending Collateral 4.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.04% (d) (e)
5,731,305	15,326,645 (f)	—	—	—	284,588	—	21,057,950	21,057,950
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 2.14% (d)
9,939,066	93,657,437	93,639,190	—	—	157,533	—	9,957,313	9,957,313
15,670,371	108,984,082	93,639,190	—	—	442,121	—	31,015,263	31,015,263

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at August 31, 2019 amounted to $20,244,345, which is 3.8% of net assets.

(b)	Listed on the New York Stock Exchange.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended August 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

18	|	DWS International Growth Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$10,627,085	$—	$—	$10,627,085
Brazil	6,259,988	—	—	6,259,988
Canada	55,460,665	—	—	55,460,665
China	19,793,498	22,889,680	—	42,683,178
Denmark	—	1,793,871	—	1,793,871
Finland	—	3,174,693	—	3,174,693
France	—	72,502,969	—	72,502,969
Germany	—	58,645,108	—	58,645,108
Hong Kong	—	4,932,357	—	4,932,357
Ireland	—	21,555,129	—	21,555,129
Japan	—	48,793,877	—	48,793,877
Korea	—	7,338,153	—	7,338,153
Luxembourg	—	4,901,646	—	4,901,646
Macau	—	4,847,141	—	4,847,141
Malaysia	—	4,935,049	—	4,935,049
Netherlands	1,053,094	17,348,318	—	18,401,412
Norway	—	3,589,123	—	3,589,123
Singapore	—	11,032,560	—	11,032,560
South Africa	—	5,799,325	—	5,799,325
Sweden	4,129,470	10,340,175	—	14,469,645
Switzerland	—	51,006,983	—	51,006,983
Taiwan	—	5,749,817	—	5,749,817
United Kingdom	1,292,916	19,569,114	—	20,862,030
United States	34,737,160	—	—	34,737,160
Convertible Preferred Stocks	—	—	806,645	806,645
Other Investments	2,052,949	—	—	2,052,949
Short-Term Investments (g)	31,015,263	—	—	31,015,263
Total	$166,422,088	$380,745,088	$806,645	$547,973,821

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	19

Statement of Assets and Liabilities

as of August 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $422,600,502) — including $20,244,345 of securities loaned	$516,958,558
Investment in DWS Government & Agency Securities Portfolio (cost $21,057,950)*	21,057,950
Investment in DWS Central Cash Management Government Fund (cost $9,957,313)	9,957,313
Foreign currency, at value (cost $1,496,958)	1,413,759
Receivable for Fund shares sold	9,439
Dividends receivable	273,589
Interest receivable	45,095
Foreign taxes recoverable	779,838
Other assets	38,662
Total assets	550,534,203

Liabilities
Payable upon return of securities loaned	21,057,950
Payable for Fund shares redeemed	233,276
Accrued management fee	277,232
Accrued Directors’ fees	7,170
Other accrued expenses and payables	344,142
Total liabilities	21,919,770
Net assets, at value	$528,614,433

Net Assets Consist of
Distributable earnings (loss)	85,819,481
Paid-in capital	442,794,952
Net assets, at value	$528,614,433

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	|	DWS International Growth Fund

Statement of Assets and Liabilities as of August 31, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($45,683,377 ÷ 1,324,037 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$34.50

Maximum offering price per share (100 ÷ 94.25 of $34.50)	$36.60
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,578,340 ÷ 79,466 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$32.45
Class R

Net Asset Value, offering and redemption price per share ($2,598,331 ÷ 75,902 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$34.23
Class R6

Net Asset Value, offering and redemption price per share ($12,415 ÷ 359.2 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$34.56
Class S

Net Asset Value, offering and redemption price per share ($473,462,318 ÷ 13,712,615 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$34.53
Institutional Class

Net Asset Value, offering and redemption price per share ($4,279,652 ÷ 123,852 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$34.55

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	21

Statement of Operations

for the year ended August 31, 2019

Investment Income
Income:

Dividends (net of foreign taxes withheld of $1,300,025)	$10,153,229
Income distributions — DWS Central Cash Management Government Fund	157,533
Securities lending income, net of borrower rebates	284,588
Total income	10,595,350
Expenses:

Management fee	3,323,211
Administration fee	536,002
Services to shareholders	755,984
Distribution and service fees	158,926
Custodian fee	109,970
Professional fees	111,785
Reports to shareholders	80,814
Registration fees	85,648
Directors’ fees and expenses	27,098
Other	45,673
Total expenses before expense reductions	5,235,111
Expense reductions	(3,419)
Total expenses after expense reductions	5,231,692
Net investment income (loss)	5,363,658

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(5,131,818)
Foreign currency	(40,760)

(5,172,578)
Change in net unrealized appreciation (depreciation) on:

Investments	(558,763)
Foreign currency	(58,440)
(617,203)
Net gain (loss)	(5,789,781)
Net increase (decrease) in net assets resulting from operations	$(426,123)

The accompanying notes are an integral part of the financial statements.

22	|	DWS International Growth Fund

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:

Net investment income (loss)	$5,363,658	$6,131,158
Net realized gain (loss)	(5,172,578)	63,655,763
Change in net unrealized appreciation (depreciation)	(617,203)	(44,058,868)
Net increase (decrease) in net assets resulting from operations	(426,123)	25,728,053
Distributions to shareholders:

Class A	(418,882)	(107,745)
Class C	(7,298)	—
Class R	(16,316)	—
Class R6	(142)	(304)
Class S	(5,380,009)	(2,518,202)
Institutional Class	(162,486)	(77,561)
Total distributions	(5,985,133)	(2,703,812)*
Fund share transactions:

Proceeds from shares sold	11,181,660	25,293,856
Reinvestment of distributions	5,650,364	2,558,715
Payments for shares redeemed	(75,359,236)	(80,387,636)
Net increase (decrease) in net assets from Fund share transactions	(58,527,212)	(52,535,065)
Increase (decrease) in net assets	(64,938,468)	(29,510,824)
Net assets at beginning of period	593,552,901	623,063,725

Net assets at end of period	$528,614,433	$593,552,901 **

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $5,949,083.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	23

Financial Highlights

	Years Ended August 31,
Class A	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$34.79	$33.55	$28.76		$28.49		$30.38
Income (loss) from investment operations:

Net investment income (loss)[a]	.24	.26	.04		.01		.05
Net realized and unrealized gain (loss)	(.25)	1.05	4.75		.26		(1.75)
Total from investment operations	(.01)	1.31	4.79		.27		(1.70)
Less distributions from:
Net investment income	(.28)	(.07)	—		—		(.19)
Redemption fees	—	—	.00	*	.00	*	.00 *
Net asset value, end of period	$34.50	$34.79	$33.55		$28.76		$28.49
Total Return (%)[b,c]	.16	3.91	16.66		.95		(5.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	55	51		55		66
Ratio of expenses before expense reductions (%)	1.24	1.26	1.53		1.51		1.52
Ratio of expenses after expense reductions (%)	1.24	1.25	1.40		1.45		1.40
Ratio of net investment income (loss) (%)	.73	.73	.14		.05		.17
Portfolio turnover rate (%)	12	73	68		39		49

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS International Growth Fund

	Years Ended August 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$32.70	$31.71	$27.38	$27.33	$29.18
Income (loss) from investment operations:

Net investment income (loss)[a]	(.02)	.01	(.17)	(.19)	(.16)
Net realized and unrealized gain (loss)	(.16)	.98	4.50	.24	(1.69)
Total from investment operations	(.18)	.99	4.33	.05	(1.85)
Less distributions from:
Net investment income	(.07)	—	—	—	—
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$32.45	$32.70	$31.71	$27.38	$27.33
Total Return (%)[b,c]	(.51)	3.12	15.81	.18	(6.34)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	15	20	24
Ratio of expenses before expense reductions (%)	1.97	1.99	2.26	2.24	2.25
Ratio of expenses after expense reductions (%)	1.96	1.98	2.15	2.20	2.15
Ratio of net investment income (loss) (%)	(.05)	.02	(.60)	(.71)	(.58)
Portfolio turnover rate (%)	12	73	68	39	49

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	25

	Years Ended August 31,
Class R	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$34.50	$33.30	$28.62	$28.42	$30.31
Income (loss) from investment operations:

Net investment income (loss)[a]	.15	.15	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss)	(.22)	1.05	4.70	.26	(1.76)
Total from investment operations	(.07)	1.20	4.68	.20	(1.78)
Less distributions from:
Net investment income	(.20)	—	—	—	(.11)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$34.23	$34.50	$33.30	$28.62	$28.42
Total Return (%)[b]	(.07)	3.60	16.35	.70	(5.87)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	4	4
Ratio of expenses before expense reductions (%)	1.58	1.59	1.87	1.84	1.85
Ratio of expenses after expense reductions (%)	1.49	1.53	1.64	1.70	1.65
Ratio of net investment income (loss) (%)	.46	.45	(.06)	(.21)	(.07)
Portfolio turnover rate (%)	12	73	68	39	49

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS International Growth Fund

	Years Ended August 31,			Period Ended
Class R6	2019	2018	2017	8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$34.85	$33.56	$28.74	$28.41
Income (loss) from investment operations:

Net investment income (loss)[b]	.31	.44	.13	(.00	)***
Net realized and unrealized gain (loss)	(.20)	1.01	4.73	.33
Total from investment operations	.11	1.45	4.86	.33
Less distributions from:
Net investment income	(.40)	(.16)	(.04)	—
Net asset value, end of period	$34.56	$34.85	$33.56	$28.74
Total Return (%)[c]	.59	4.33	16.94	1.16	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	63	12	10
Ratio of expenses before expense reductions (%)	.98	.89	1.32	1.22	*
Ratio of expenses after expense reductions (%)	.83	.84	1.14	1.20	*
Ratio of net investment income (loss) (%)	.94	1.26	.44	(.05	)*
Portfolio turnover rate (%)	12	73	68	39	[d]

[a]	For the period from June 1, 2016 (commencement of operations) to August 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	27

	Years Ended August 31,
Class S	2019	2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$34.82	$33.56		$28.74		$28.40		$30.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.34	.36		.13		.08		.13
Net realized and unrealized gain (loss)	(.26)	1.06		4.73		.26		(1.76)
Total from investment operations	.08	1.42		4.86		.34		(1.63)
Less distributions from:
Net investment income	(.37)	(.16)		(.04)		(.00	)*	(.26)
Redemption fees	—	—		.00	*	.00	*	.00 *
Net asset value, end of period	$34.53	$34.82		$33.56		$28.74		$28.40
Total Return (%)	.48	4.23	[b]	16.94	[b]	1.20	[b]	(5.40)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	473	517		538		521		571
Ratio of expenses before expense reductions (%)	.94	.95		1.22		1.21		1.20
Ratio of expenses after expense reductions (%)	.94	.94		1.15		1.20		1.15
Ratio of net investment income (loss) (%)	1.04	1.04		.41		.30		.43
Portfolio turnover rate (%)	12	73		68		39		49

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS International Growth Fund

	Years Ended August 31,
Institutional Class	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$34.85	$33.58	$28.75		$28.40		$30.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.37	.37	.14		.11		.13
Net realized and unrealized gain (loss)	(.28)	1.08	4.74		.24		(1.76)
Total from investment operations	.09	1.45	4.88		.35		(1.63)
Less distributions from:
Net investment income	(.39)	(.18)	(.05)		(.00	)*	(.26)
Redemption fees	—	—	.00	*	.00	*	.00 *
Net asset value, end of period	$34.55	$34.85	$33.58		$28.75		$28.40
Total Return (%)	.53	4.31	17.00	[b]	1.24	[b]	(5.39)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	14	16		14		21
Ratio of expenses before expense reductions (%)	.86	.87	1.11		1.17		1.18
Ratio of expenses after expense reductions (%)	.86	.87	1.10		1.16		1.15
Ratio of net investment income (loss) (%)	1.12	1.07	.48		.39		.44
Portfolio turnover rate (%)	12	73	68		39		49

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	29

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Growth Fund (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

30	|	DWS International Growth Fund

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the

DWS International Growth Fund	|	31

Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of August 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the

32	|	DWS International Growth Fund

replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2019, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $13,128,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses $12,336,000 and long-term losses $792,000.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2019 and has determined that no provision for income tax and/ or uncertain tax positions is required in the Fund’s financial statements.

DWS International Growth Fund	|	33

The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$5,287,730
Capital loss carryforwards	$(13,128,000)
Net unrealized appreciation (depreciation) on all securities	$93,765,524

At August 31, 2019, the aggregate cost of investments for federal income tax purposes was $454,208,297. The net unrealized appreciation for all investments based on tax cost was $93,765,524. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $128,707,374 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $34,941,850.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2019	2018
Distributions from ordinary income*	$5,985,133	$2,703,812

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

34	|	DWS International Growth Fund

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $61,112,085 and $121,573,560, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays the Advisor a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

DWS International Growth Fund	|	35

For the period from September 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class C	2.02%
Class R	1.52%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

In addition, for the period from September 1, 2018 through August 31, 2019, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.83%.

For the period from October 1, 2018 through September 30, 2019 (through November 30, 2019 for Class R shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class R	1.49%
Class R6	0.99%
Class S	0.99%
Institutional Class	0.99%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.26%
Class C	2.01%
Class S	1.01%
Institutional Class	1.01%

36	|	DWS International Growth Fund

For the year ended August 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$777
Class C	93
Class R	2,527
Class R6	22
$3,419

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2019, the Administration Fee was $536,002, of which $44,993 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2019
Class A	$21,014	$3,371
Class C	1,195	183
Class R	438	75
Class R6	22	3
Class S	281,565	45,520
Institutional Class	527	81
	$304,761	$49,233

In addition, for the year ended August 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by

DWS International Growth Fund	|	37

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$61,302
Class C	3,366
Class R	6,138
Class S	252,977
Institutional Class	3,381
$327,164

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% and 0.25% of average daily net assets of each of Class C and R shares, respectively. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2019
Class C	$23,445	$1,713
Class R	6,430	546
	$29,875	$2,259

In addition, DDI provides information and administrative services for a fee (“Servicing Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2019	Annual Rate
Class A	$115,036	$18,583	.24%
Class C	7,601	1,473	.24%
Class R	6,414	1,080	.25%
	$129,051	$21,136

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2019 aggregated $1,613.

38	|	DWS International Growth Fund

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2019, the CDSC for Class C shares aggregated $37. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2019, the DDI received $609 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,835, of which $7,744 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2019.

DWS International Growth Fund	|	39

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	141,451	$4,515,842	436,087	$15,122,253
Class C	6,273	188,888	20,735	692,105
Class R	13,982	450,635	14,421	498,905
Class R6	12	392	1,704.3	58,932
Class S	108,000	3,577,610	200,071	6,998,946
Institutional Class	70,409	2,448,293	55,135	1,922,715
		$11,181,660		$25,293,856

Shares issued to shareholders in reinvestment of distributions
Class A	13,681	$385,118	2,811	$98,170
Class C	265	7,036	—	—
Class R	581	16,256	—	—
Class R6	5	142	8.71	304
Class S	180,741	5,082,372	68,291	2,382,680
Institutional Class	5,668	159,440	2,222	77,561
		$5,650,364		$2,558,715

Shares redeemed
Class A	(418,914)	$(13,791,083)	(356,468)	$(12,373,068)
Class C	(53,405)	(1,651,243)	(369,910)	(11,978,265)
Class R	(26,677)	(864,101)	(33,210)	(1,143,250)
Class R6	(1,465)	(50,636)	(258.2)	(8,955)
Class S	(1,419,032)	(46,513,842)	(1,454,731)	(50,698,373)
Institutional Class	(362,398)	(12,488,331)	(121,904)	(4,185,725)
		$(75,359,236)		$(80,387,636)

Net increase (decrease)
Class A	(263,782)	$(8,890,123)	82,430	$2,847,355
Class C	(46,867)	(1,455,319)	(349,175)	(11,286,160)
Class R	(12,114)	(397,210)	(18,789)	(644,345)
Class R6	(1,448)	(50,102)	1,454.81	50,281
Class S	(1,130,291)	(37,853,860)	(1,186,369)	(41,316,747)
Institutional Class	(286,321)	(9,880,598)	(64,547)	(2,185,449)
		$(58,527,212)		$(52,535,065)

40	|	DWS International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS International Growth Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of August 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at August 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended August 31, 2018, and the financial highlights for the years ended August 31, 2015, August 31, 2016, August 31, 2017 and August 31, 2018, were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS International Growth Fund	|	41

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 25, 2019

42	|	DWS International Growth Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R and Class R6 shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2019 to August 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS International Growth Fund	|	43

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/19	$1,057.60	$1,053.90	$1,056.50	$1,059.80	$1,059.20	$1,059.50
Expenses Paid per $1,000*	$6.43	$9.99	$7.72	$4.31	$4.83	$4.36

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/19	$1,018.95	$1,015.48	$1,017.69	$1,021.02	$1,020.52	$1,020.97
Expenses Paid per $1,000*	$6.31	$9.80	$7.58	$4.23	$4.74	$4.28

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS International Growth Fund	1.24%	1.93%	1.49%	.83%	.93%	.84%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

44	|	DWS International Growth Fund

Tax Information	(Unaudited)

For corporate shareholders, 4% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2019, qualified for the dividends received deduction.

For federal Income tax purposes, the Fund designates $12,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $917,146 and earned $4,947,712 of foreign source income year during the year ended August 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.32 per share as income earned from foreign sources for the year ended August 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS International Growth Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS International Growth Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

46	|	DWS International Growth Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and

DWS International Growth Fund	|	47

three-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund further changed its investment strategy. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS

48	|	DWS International Growth Fund

Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the

DWS International Growth Fund	|	49

Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

50	|	DWS International Growth Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS International Growth Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	80	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

52	|	DWS International Growth Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	80	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS International Growth Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	|	DWS International Growth Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS International Growth Fund	|	55

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 817	25156A 833	25156A 700
Fund Number	407	707	2007	1407

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SGQRX	SGQTX
CUSIP Number	25156A 825	25156A 643
Fund Number	1512	1607

56	|	DWS International Growth Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DIGF-2

(R-023989-9 10/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS International Growth fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended August 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended August 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$63,933	$0	$7,961	$11,250
2018	$79,047	$0	$0	$0

“All Other Fees Billed to the Fund” were billed in connection foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended August 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended August 31, 2018.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended August 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended August 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended August 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$19,211	$740,482	$0	$759,693
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended August 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(a)(3)	Not applicable

	(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

	(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Growth Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/6/2019